Note 6 - Other Assets - Components of Other Assets (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
Advisor loans receivable	$ 46,661	$ 44,978
Equity method investments	3,968	2,812
Cost accounted investments	3,800	2,944
Financing fees, net of accumulated amortization of $2,567 (December 31, 2017 - $1,672)	4,230	2,953
Interest rate swap asset	926	751
Other	1,128	1,058
Other assets	$ 60,713	$ 55,496